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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------

                                  FORM 8-K

                    -----------------------------------

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                    -----------------------------------

                              JANUARY 25, 2006
                               Date of Report

                              JANUARY 19, 2006
                      Date of Earliest Event Reported

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                           TELEWEST GLOBAL, INC.
           (Exact name of registrant as specified in its charter)

        DELAWARE                    000-50886                 59-3778247
    (State or other         (Commission File Number)       (I.R.S. Employer
    jurisdiction of                                       Identification No.)
    incorporation or
     organization)


                         160 GREAT PORTLAND STREET
                       LONDON W1W 5QA, UNITED KINGDOM
                  (Address of principal executive offices)

                              +44-20-7299-5000
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 19, 2006, the Compensation Committee of the Board of Directors of Telewest Global, Inc. (the "Company") granted a discretionary bonus to each of Anthony (Cob) Stenham, the Chairman of the Company's Board of Directors, and Neil Smith, the Company's Vice President and Chief Financial Officer, in accordance with the terms of the Company-wide bonus plan for the fiscal year 2005, adopted by the Compensation Committee on February 3, 2005 (the "2005 Plan"). These discretionary bonuses were equal to 20% of base salary, or GBP 92,250 in the case of Mr. Stenham and GBP 64,575 in the case of Mr. Smith, and were in addition to the performance-related bonuses otherwise awarded to these executive officers under the 2005 Plan.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: January 25, 2006

                                             TELEWEST GLOBAL, INC.

                                             By:   /s/ Clive Burns
                                                --------------------------------
                                                Name:  Clive Burns
                                                Title: Company Secretary